UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2004

Chiron Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12798	94-2754624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4560 Horton Street, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 655-8730

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01.  Other Events.

On October 13, 2004, Chiron Corporation received a notice from the Securities and Exchange Commission (“SEC”) that it has opened an informal inquiry to determine whether certain provisions of the federal securities laws have been violated by Chiron.  The SEC has requested that Chiron voluntarily provide certain documents and materials, including materials relating to Fluvirin® and the suspension by the United Kingdom’s Medicines and Healthcare products Regulatory Agency of Chiron’s license to manufacture the Fluvirin vaccine.

Chiron intends to fully cooperate with the SEC in its informal inquiry.

# # #

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIRON CORPORATION
(Registrant)

Date: October 13, 2004	By:	/s/ Ursula B. Bartels
Ursula B. Bartels
Vice President and General Counsel